----------
                                    Exhibit
                                    Item 15-4g
                               MATERIAL CONTRACTS
                                 Agent Agreement

                                   ----------


                             POWERSOURCE CORPORATION


                                 AGENT AGREEMENT

     This Agent Agreement (the "Agreement") is entered into this ____ day of ___________, 199__, by and between PowerSource Corporation, Inc., a Nevada corporation (hereinafter referred to as "PowerSource"), and _______________________________________________ (the "Agent").

                                    RECITALS

     WHEREAS, PowerSource is a corporation duly organized, validly existing, in good standing under the laws of the state of Nevada, and authorized to do business in the state of California; and

     WHEREAS, PowerSource desires to retain Agent as an independent contractor to solicit orders or contracts for electricity services and such other value added services as PowerSource may make available to Agent; and

     WHEREAS, Agent desires to render such services to PowerSource;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, PowerSource and the Agent agree as follows:

                                    ARTICLE 1
                                   DEFINITIONS

     1.1 "Agent's Accounts" shall mean those End Users whose business with PowerSource was procured through the efforts of the Agent.

     1.2 AAffinity Program" shall mean a program under which the Agent markets Electricity Services or other services as a fund-raiser on behalf of and through a non-profit and/or commercial organization that PowerSource has approved as an "Affinity Group." The target End Users in an Affinity Program would consist of the members of the Affinity Group, together with End Users solicited by the members of the Affinity Group. Under an Affinity Program, the Affinity Group receives a contribution each month equal to the values shown in the Agent Commission Matrix which is subsequently applied to the aggregate billings of Electricity Services from the PowerSource customers signed by Agent.

     1.3 "Agent Commission Matrix" shall be used to calculate the commissions due Agent for the customers provided to PowerSource. This matrix provides the commission rate, in cents/kWh, to be applied to the aggregated electric load of customers on a monthly basis to determine the commission due Agent. This Matrix provides the following values for these rates based on the type of customer (Residential or Commercial) and the tenure of the agreement of that customer from its inception:

  Less than 500 active customers or $30,000 in total electric billing per month

  TYPE OF CUSTOMER ..  1st 12-Months        2nd 12-Months       Remaining Period
  -------------------  -------------------  ------------------  ----------------
  -------------------  -------------------  ------------------  ----------------
  Residential .......  $0.0040/kWh          $0.0030/kWh         $0.0020/kWh
  -------------------  -------------------  ------------------  ----------------
  -------------------  -------------------  ------------------  ---------- -----
  Commercial ........  $0.0037/kWh          $0.0025/kWh         $0.0012/kWh
  -------------------  -------------------  ------------------  ----------------
  More than 500 active customers or $30,000 in total electric billing per month
  -----------------------------------------------------------------------------
  TYPE OF CUSTOMER ..  1st 12-Months        2nd 12-Months       Remaining Period
  -------------------  -------------------  ------------------  ----------------
  -------------------  -------------------  ------------------  ----------------
  Residential .......  $0.0060/kWh          $0.0040/kWh         $0.0030/kWh
  -------------------  -------------------  ------------------  ----------------
  -------------------  -------------------  ------------------  ----------------
  Commercial ........  $0.0045/kWh          $0.0030/kWh         $0.0017/kWh
  -------------------  -------------------  ------------------  ----------------

     1.4 "Electricity Services" shall mean the service offerings PowerSource makes available to End Users from time to time.

     1.5 "End User" shall mean any person or entity that utilizes Electricity Services or other services provided by or through PowerSource or any of its subsidiaries or affiliates.

     1.6 "Green Power" shall mean PowerGreen 100, PowerGreen 25 or such other renewable electricity products generated from certified renewable resources as defined by applicable state or local law, including, without limitation, biomass, solar thermal, photovoltaic, wind, geothermal, small hydropower of 30 megawatts or less, waste tire, digester gas, landfill gas, and municipal solid waste generation technologies.

     1.7  "Potential   Customer"   shall  mean  all  residential  or  commercial
electrical service users within the territories or jurisdictions in which PowerSource is licensed and authorized to sell electricity.

     1.8 "Promotional Materials" shall mean brochures, sales literature and such other materials used for marketing electricity and other services as provided to the Agent by PowerSource or provided by the Agent and approved by PowerSource for use.

     1.9 "Regulatory Approvals" shall mean any and all certifications, permits, licenses, approvals or consents as may be required at any time by any state or local public utilities commission, the Federal Energy Regulatory Commission ("FERC"), or any other regulatory authority of the United States or any state or territory thereof for PowerSource or any person or entity in privity with PowerSource to either (i) provide Electricity Services to an End User, (ii) provide such other services to an End User as PowerSource may make available to Agent, or (iii) transfer and assign any rights or obligations under this Agreement.

     1.10 "Sales Agreement" shall mean a document in the form provided by PowerSource which shall be offered to a Potential Customer as a standard sales agreement for Electricity Services.

     1.11 "Signed End User" shall mean an End User from whom the Agent has received a signed Sales Agreement with PowerSource for either System Power or Green Power.

     1.12 "Third Party Verification" shall mean and refer to verification that a residential End User desires to switch electricity providers by connecting the residential End User by telephone to the third-party-verification company selected by PowerSource or by such other verification method as PowerSource may designate from time to time.

                                   ARTICLE 2
                               GRANT OF AUTHORITY

     2.1 Except as restricted by this Agreement, by the policies and procedures issued from time to time by PowerSource, or by limitations imposed by the Regulatory Approvals, PowerSource appoints the Agent as its non-exclusive sales agent to sell Electricity Services of PowerSource in the electric service territories of Pacific Gas & Electric, Southern California Edison, San Diego Gas & Electric, and in any other states, territories or jurisdictions in which PowerSource is licensed and authorized to sell Electricity Services. The Agent shall be bound by and shall comply with the written policies and procedures issued by PowerSource from time to time.

                                    ARTICLE 3
                      TERM AND TERMINATION OF THE AGREEMENT

     3.1 This Agreement shall remain in effect from the date appearing at the top of this Agreement for a period of twenty-four (24) months and continuing thereafter automatically for additional six (6) month terms unless and until terminated by either party upon written notice to the other party given at least thirty (30) days prior to the expiration of the then current term.

     3.2 Notwithstanding Article 3.1 above, this Agreement shall automatically terminate upon the occurrence of any of the following:

     (a) The instigation of any action, suit or proceeding, or the adoption or issuance of any law, regulation, ruling or determination, including but not limited to any regulation, ruling or determination of any public utility commission or other state regulatory agency, which has a substantial likelihood of materially and adversely affecting the business of PowerSource or the ability of PowerSource to render all or a material part of the Electricity Services.
     (b) The willful misconduct, gross negligence, or illegal, immoral or unethical acts of either party which adversely affects the business image, reputation, good name, or licensing as an Electricity Service Provider by the California Public Utilities Commission of the other party.
     (c) Agent submits any Sales Agreement which has not been signed by the Potential Customer and which was instead signed by someone other than the intended Potential Customer.
     (d) Agent fails to complete the Third Party Verification procedure established by PowerSource for residential Electricity Service End Users prior to submitting an order or Sales Agreement.
     (e) Agent engages in any "slamming" or other conduct that is prohibited by any applicable law, rule or regulation.
     (f) Agent advises an End User not to pay their bills for Electricity Services or any other services offered by PowerSource, at any time during the pendency of this Agreement without first obtaining the written consent of PowerSource.
     (g) Agent violates the terms and conditions of the Affinity Marketing Program in Article 11 below.
     (h) Agent violates the terms and conditions of this Agreement and fails to cure such default within thirty (30) days written notice of such violation by PowerSource.
     (i) The insolvency or dissolution of the Agent.

     3.3 Upon the  termination  or  expiration  of this  Agreement  pursuant  to
Article 3.1, Agent's right to receive commissions for any period after the date of such termination or expiration shall automatically terminate for each of Agen's Accounts on the later of: 1) 180 days after the date of such termination or expiration; or 2) upon termination or expiration of the remaining original contract term for any and all Electricity Services or other services with Agent's Accounts.

     3.4 Upon  termination or expiration of this Agreement for cause pursuant to
Article 3.2, Agent's right to receive commissions for any period after the date of such termination or expiration shall end automatically.

                                    ARTICLE 4
                           RELATIONSHIP OF THE PARTIES

     4.1 Agent is an independent contractor and not an employee, franchisee, partner or co-venturer of or with PowerSource. The Agent is solely responsible for his or her own business expenses, including, without limitation, all federal, state and local payroll taxes, as well as all state and federal income taxes and self-employment FICA taxes, and all costs of conducting sales of Electricity Services and/or other services. The Agent shall not represent or imply to any party that it has the power or authority to enter into a contract or commitment in the name of or on behalf of PowerSource or any of its subsidiaries or affiliates, or to otherwise bind PowerSource or any of its subsidiaries or affiliates. The Agent shall not be eligible for any medical/dental/retirement or other benefits from PowerSource.

                                    ARTICLE 5
                                 DUTIES OF AGENT

     5.1 The Agent shall work exclusively for PowerSource during the term of this Agreement with respect to sales of Electricity Services. The Agent shall not sell the Electricity Services or products of any other entity during the term of this Agreement. PowerSource shall be entitled to retain other Agents to market and sell Electricity Services and/or other services that it may offer.

     5.2 Agent shall arrange to receive training and certification from PowerSource with respect to Electricity Services and any other services offered by or through PowerSource or its subsidiaries or affiliates.

     5.3 Agent shall utilize his or her resources to promote, solicit and obtain sales of Electricity Services and/or other services offered by PowerSource in a reputable manner and in compliance with all applicable laws, rules, regulations, decisions and orders.

     5.4 Agent shall devote his or her best skill, knowledge, judgment and efforts to advance the interests of PowerSource.

     5.5 Agent shall perform all work for PowerSource and on behalf of End Users and prospective End Users in a professional manner and shall meet or exceed sound and generally accepted industry practices and professional standards.

     5.6 Agent shall perform the following services:


     (a) Conduct routine sales calls to secure Potential Customer commitments for Electricity Services from PowerSource;
     (b) Document all Potential Customer contacts, assist in collecting sufficient information to help PowerSource evaluate the credit-worthiness of a prospective customer and coordinate such activities with PowerSource;
     (c) Obtain signed Sales Agreements with Potential Customers. Should circumstances warrant, changes may be negotiated by the Agent, subject to the prior written approval of PowerSource; and
     (d) Maintain solid customer service relationships to ensure that a signed customer renews or continues its relationship with PowerSource on a cost-effective basis.

     5.7 The Agent shall not solicit nor accept any order for Electricity Services outside the territory described in Article 2.1 above.

     5.8 In obtaining sales of Electricity Services, the Agent shall quote only such prices and terms as PowerSource may fix hereafter.

     5.9 The Agent shall take orders for Electricity Services offered of PowerSource and its subsidiaries and affiliates. All orders taken by the Agent are subject to acceptance or rejection by PowerSource in PowerSource's sole discretion. The Agent shall promptly forward all orders to PowerSource for acceptance or rejection by it.

     5.10 The Agent shall complete the Third Party Verification process established by PowerSource for all residential Electricity Service End Users prior to submitting orders or signed Sales Agreements to PowerSource.

                                    ARTICLE 6
                                  COMPENSATION

     6.1 Unless otherwise agreed in supplemental written agreements, the commissions payable to Agent are as set forth below.

     6.2 During the term of this Agreement, PowerSource agrees to pay Agent as compensation for his or her services a monthly recurring commission based on the Agent Commission Matrix derived from monthly customer billings of Electricity Services to Agent's Accounts and for which PowerSource shall have received payment. The commissions provided herein do not apply to any Affinity Program by or through PowerSource.

     6.3 PowerSource shall pay commissions on the twentieth (20th) day of each month for The Agent Commission Matrix received during the preceding calendar month. During the term of this Agreement, Agent shall be entitled to an ongoing commission for so long as Agent's Accounts continue to purchase Electricity Services from PowerSource or its subsidiaries or affiliates.

     6.4 During the term of this Agreement, PowerSource agrees to pay Agent as compensation for his/her/its sponsorship of other PowerSource agents a monthly recurring override commission equal to ten percent (10%) of the total monthly commission(s) of the sponsored agent(s).

     6.6 Notwithstanding anything in Article 6.2 to the contrary, during the term of this Agreement, PowerSource agrees to pay Agent as an override commission for his/her/its services in connection with an Affinity Program, a monthly recurring override commission equal to five percent (5%) of the total monthly The Agent Commission Matrix derived from billings of Electricity
Services to End Users obtained by Agent through any Affinity Program and for which PowerSource shall have received payment



                                    ARTICLE 7
                                 CONFIDENTIALITY

     7.1 The terms and conditions of this Agreement, and all non-public information regarding the business of PowerSource or the Agent are confidential (the "Confidential Information"). Without the prior written consent of the other, neither PowerSource nor the Agent shall disclose to any person or entity any Confidential Information of the other unless pursuant to obtaining any Regulatory Approval or unless otherwise required by law or a court of competent jurisdiction. The provisions of this Article 7 shall remain in full force and effect after the expiration or termination of this Agreement. Violation of the confidentiality provision of this Article by any party or its agents shall entitle the other party to injunctive relief for specific performance of the obligations described in this Article 7 without a showing of irreparable harm or injury and without bond.

                                    ARTICLE 8
                                 INDEMNIFICATION

     8.1 The Agent shall indemnify, defend and hold PowerSource and all of its officers, directors, employees and agents (a "PowerSource Indemnified Party") harmless from and against any and all claims, demands, actions, losses, damages, assessments, charges, liabilities, costs and expenses (including, without limitation, attorney's fees and costs, penalties and interest) which may at any time be suffered or incurred by or be asserted against a PowerSource Indemnified Party, on account of or in connection with: (i) any default by or breach of the Agent under this Agreement or under the policies and procedures issued by PowerSource from time to time, (ii) any negligent acts or omissions of the Agent, or (iii) the marketing, advertising, sales and promotional activities of the Agent (other than strictly in accordance with PowerSource's policies and procedures).

                                    ARTICLE 9
                   COVENANTS, REPRESENTATIONS, AND WARRANTIES

     9.1 Agent will be responsible for obtaining Signed End Users in accordance with PowerSource's policies and procedures. Without in any way limiting the foregoing, Agent specifically warrants and represents that all orders for Electricity Services or signed Sales Agreements for residential End Users submitted by Agent to PowerSource shall have been properly verified through the Third Party Verification procedures established by PowerSource prior to their submission to PowerSource.

     9.2 During the term of this Agreement and for a period of one (1) year from the date of expiration or termination of this Agreement for any reason, neither the Agent, nor any employee or salesperson of the Agent, shall market, sell or offer to sell to any of the Agent's Accounts, or any other Signed End User, any products or services that are competitive with any product or service offered by PowerSource or its subsidiaries or affiliates at the time of such expiration or termination. Nothing in this paragraph shall prohibit the Agent from offering any person or entity other than a Signed End User, products or services that are competitive with any product or service offered by PowerSource or its subsidiaries or affiliates. Violation of this Article 9.2 by any party or its agents shall entitle the other party to injunctive relief for specific performance of the obligations described herein without a showing of irreparable harm or injury and without bond.

     9.3 Agent currently holds, or is licensed under, all patents, trademarks, trade names, copyrights, licenses, processes, and formulas necessary for the operation of his or her business as currently conducted.

     9.4 As of the date of this Agreement, Agent is not in default under any contract or agreement, or under the decree or order of any court. To the knowledge of Agent, there are no actions or proceedings pending or threatened against the Agent as of the date of this Agreement, and neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated by this Agreement will conflict with, result in the breach of, or accelerate the performance required by any contract or agreement to which Agent is now a party.

     9.5 As of the date of this Agreement, and throughout the term of this Agreement, Agent has and shall maintain his or her business in compliance with all applicable laws, rules, regulations, decisions and orders, including, without limitation, all applicable public utilities codes and decisions of all applicable public utilities commissions.


     9.6 Agent shall not engage in "slamming" (the unauthorized switching of a Potential Customer's electricity service) or other conduct which is prohibited by any applicable law, rule or regulation.

     9.7 Agent shall use only sales aids, literature, and/or promotional materials produced by PowerSource. Agent shall not duplicate or replicate any sales aids, literature, and/or promotional materials produced by PowerSource without the prior written consent of PowerSource.

     9.8 PowerSource shall make available to Agent such training as is reasonably necessary, in the discretion of PowerSource, for Agent to fulfill his or her obligations under this Agreement.

     9.9 PowerSource shall provide Electricity Services and such other services as PowerSource shall offer from time to time, to Signed End Users that have been accepted by PowerSource.

     9.10 PowerSource shall pay commissions pursuant to Article 6 of this Agreement.

     9.11 PowerSource shall be solely responsible for monthly billing of End Users and for the collection from End Users of the amounts owing.

     9.12 PowerSource may outsource billing and/or collection functions to the appropriate utility distribution company or other entity as PowerSource deems appropriate.

     9.13 PowerSource shall make available to Agent copies of the Sales Agreement, and such other forms as reasonably may be necessary for Agent to fulfill his or her obligations under this Agreement.


                                   ARTICLE 10
                             LIMITATION OF LIABILITY

     10.1 PowerSource's liability to Agent is limited to its obligations to pay commissions as described herein. In the event of any defect or failure whatsoever in the Electricity Services or any other service offered by PowerSource or its subsidiaries or affiliates or the provision of any such services, neither PowerSource, its subsidiaries, its affiliates nor any third party employed in the provision of such services shall be liable to Agent or any End User for any actual, direct, indirect, special, incidental, consequential, punitive or any other damages, or for any lost revenue, profits or commissions of any kind, whether or not foreseeable. In the event either party is required to enforce or preserve its rights under this Article, the prevailing party will be entitled to recover its reasonable attorney's fees and costs incurred in any such action.

                                   ARTICLE 11
                               AFFINITY MARKETING

     11.1 Agent may market an Affinity Program to non-profit  and/or  commercial
organizations,   upon  receiving  PowerSource's  prior  written  consent.  Agent acknowledges, and hereby agrees to the following terms:

(a) Affinity Groups must be pre-approved by PowerSource in writing;

     (b) Any such Affinity Group must be a separate entity. Agent may have an affiliation with the Affinity Group, but the Agent must not have a financial interest in or receive any remuneration or consideration from the Affinity Group as a result of offering or setting up an Affinity Program for the Affinity Group;

     (c) The Agent may not market any Electricity Services or other services of PowerSource or its subsidiaries or affiliates to any Affinity Group except those Affinity Groups which are included in an Affinity Program;

     (d) The Agent may not use any marketing or promotional materials in connection with any Affinity Program except those materials produced by PowerSource for the Affinity Program. The Agent may use non-PowerSource or non-Affinity Program materials in connection with an Affinity Program only if obtaining the prior written consent of PowerSource.

     (e) This Agreement shall terminate immediately and all commissions will cease if any of the terms and conditions of the Affinity Program are not upheld.



                                   ARTICLE 12
                                  MISCELLANEOUS

     12.1 Severability. If any provision of this Agreement is held by any court or administrative agency to be prohibited or unenforceable pursuant to any law, regulation or rule applicable to this Agreement, the remainder of this Agreement shall not be affected thereby, and each provision hereof shall be valid and shall be enforced to the fullest extent permitted by law.

     12.2 Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of California.

     12.3 Arbitration. Any dispute or claim between the parties arising out of or relating to this Agreement (or its breach or termination) which has not been resolved within thirty (30) days after either party shall notify the other in writing of such controversy (the "Dispute"), shall be submitted for binding arbitration in Los Angeles, California in accordance with the arbitration rules of the American Arbitration Association ("AAA") in effect on the date of this Agreement, except as such rules may be modified by this Agreement. The arbitrator shall decide the Dispute in accordance with the laws of the state of California, without reference to its rules concerning conflict of laws. Except as otherwise expressly provided in this Agreement, each party shall bear its own fees and expenses of arbitration, including the fees and other charges of the AAA, the fees and expenses of its lawyers, representatives, and witnesses, and shall share equally all other costs of the arbitration, including the fees and expenses of the arbitrator. The parties agree to be bound by the decision of the arbitrator. The arbitration award shall be the sole and exclusive remedy between the parties regarding the Dispute and judgment on the award may be entered , enforced and executed by any court of competent jurisdiction. Service of notice of arbitration and any other paper or submission in the arbitration, as well as of summons, complaint and all other pleadings and papers in any suit, action or proceedings brought to enter, enforce or execute the arbitrator's award, may be made by mailing or delivering a copy to the receiving party at the address specified in Article 12.4 below. Nothing in this Agreement shall limit PowerSource's rights, before or during the pendency of any arbitration proceedings, to exercise its rights under Articles 7, 9.2, and 12.5 hereof. The arbitrator shall have the authority to award any remedy or relief that the arbitrator deems just and equitable, including, without limitation, specific performance of any obligation created hereunder and the issuance of permanent injunctive relief. Notwithstanding any contrary provision contained herein or in applicable law, the arbitrator shall not have authority to award punitive or exemplary damages, or to award special or consequential damages (including, without limitation, lost future profits), whether or not such damages were foreseeable or within the contemplation of the parties at the time this Agreement was made. The prevailing party in any arbitration is entitled to recover all of its costs, including, without limitation, attorneys fees and costs, incurred to enforce any arbitration award.

     12.4 Notices. Any notice, request, demand or statement which may be given to or be made upon either party by the other party under any of the provisions of this Agreement, shall be in writing, unless it is specifically provided otherwise herein, and shall be considered delivered when the same is delivered in person, sent by facsimile, or sent by certified mail, postage prepaid, and properly addressed to the party to be served, as follows:

     If the Notice is to PowerSource:    If the Notice is to Agent:
     PowerSource Corporation, Inc.       Name:        _________________________
     3660 Wilshire Blvd., Suite 1104     Address:       _______________________
     Los Angeles, CA 90010                       ______________________________
     Tel.:  (213) 383-4443               Tel.:      ___________________________
     Fax:  (213) 383-4464                Fax:       ___________________________

     12.5 Set-Off. PowerSource may, at its option, set-off from any commission or other amounts due to the Agent, any amounts due from the Agent to PowerSource.

     12.6 Assignment. Neither party shall assign this Agreement or any of its rights or obligations hereunder without the prior written consent of the other party, which consent may be withheld in the other party's sole discretion. Notwithstanding the foregoing, either party may, without the need for consent from the other party (and without relieving itself from liability hereunder),
(a) transfer, sell pledge, encumber or assign this Agreement (and in the case of PowerSource, the accounts), revenues or proceeds hereof as collateral in connection with any financing or other financial arrangements; (b) transfer or assign this Agreement to an affiliate of such party; or (c) transfer or assign this Agreement to any person or entity succeeding to all or substantially all of the assets of such party; provided, however, that in each such case any such assignee shall agree in writing to be bound by the terms and conditions hereof. This Agreement and all of its terms and conditions shall inure to the benefit of and be binding on all the successors in interest and permitted assigns of the parties. No assignment or transfer permitted hereunder shall relieve PowerSource or Agent of any of their respective obligations under this Agreement.

     12.7 Waiver, Remedies. Any waiver at any time by either party of its rights with respect to a default under this Agreement, or with respect to any other matter arising in connection with this Agreement, shall not be deemed a waiver with respect to any other or subsequent default or matter. The election by either party of any right or remedy shall not be deemed exclusive of any rights or remedies provided for hereunder or available at law or equity.

     12.8 Entire Agreement. This Agreement, together with the policies and procedures issued by PowerSource from time to time, shall constitute the entire agreement of the parties and supersedes all prior understandings or agreements, whether written or oral, with respect to the subject matter hereof. This Agreement has been prepared jointly by both parties so that in the event of any ambiguity, the Agreement shall not be construed against any single party. No change, modification, addition or amendment of this Agreement shall be enforceable unless in writing and signed by the party against whom enforcement is sought. PowerSource reserves and maintains the right to modify its policies and procedures on an as needed basis and without the prior written consent or approval of the Agent.

     12.9 Status of Agent. Notwithstanding any provision of this Agreement to the contrary, the parties do not intend to create hereby a joint venture, partnership, association taxable as a corporation, or other entity for the conduct of any business for profit. Any construction of this Agreement to the contrary which has an adverse tax effect on either party shall render this Agreement null and void from its inception.

     12.10 Third Party Beneficiary. There is no third party beneficiary to this Agreement, and the provisions hereof shall not impart rights enforceable by any person, firm or organization not a party or not a successor in interest or assignee of a party to this Agreement.

     12.11 Marketing Information. PowerSource shall provide marketing assistance to Agent as PowerSource deems necessary, in PowerSource's sole discretion. In the event Agent develops, distributes, advertises or promotes PowerSource products or services, Agent shall not make any representations which are false, misleading or at variance in substantive content with the printed marketing materials of PowerSource. Agent shall submit any written promotional materials to PowerSource in advance for approval before distributing them to any Potential Customers.

     12.12 Trademarks/Service Marks Usage. Agent shall not use any trademarks, service marks or tradenames (collectively "Marks") of PowerSource in any manner, except as expressly authorized in writing by PowerSource. Upon termination of this Agreement, Agent shall return to PowerSource any and all marketing and sales materials then in the possession of Agent and shall immediately cease any and all use of any of PowerSource's Marks. All uses by Agent of any Mark shall
(i) be appropriate and dignified as befits PowerSource's public image, (ii) inure solely to the benefit of PowerSource, and (iii) be used only in accordance with the terms of this Agreement.

     12.13 Ownership of Accounts. At all times relevant hereto, PowerSource shall have and own all right, title and interest in and to the accounts of End Users procured for PowerSource through the efforts of Agent.

     12.14 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     12.15 Products and Services. PowerSource may from time to time introduce additional products or services either directly or through its subsidiaries or affiliates, which may require an amendment to this Agreement.

                                   ARTICLE 13
                            AGENT ID AND SPONSORSHIP

     13.1  Agent's  social  security  number  or  federal  tax  I.D.  number  is
___________________.    The   Agent's   PowerSource   I.D.   number   shall   be
_____________________.

     13.2 Check appropriate box and provide requested information:

     (a) [ ] Agent was NOT referred to PowerSource or sponsored by an existing PowerSource Agent.

     (b) [ ] Agent WAS referred to PowerSource or sponsored by an existing PowerSource Agent. The name of the PowerSource Agent who referred or sponsored Agent is: _________________________________________.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth above.

  POWERSOURCE CORPORATION, INC.               AGENT


  By: _______________________________         By: ____________________________

  Its: ______________________________         Its: ___________________________